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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2000

                         TIS MORTGAGE INVESTMENT COMPANY
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             (Exact name of registrant as specified in its charter)


             Maryland                 1-1004                     94-30678
 ---------------------------   ----------------------    ----------------------
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer Number)
    of incorporation or
      organization)

655 Montgomery Street, Suite 800
San Francisco, California                                     94111
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(Address of principal executive office)                     (Zip Code)


                                (415) 393-8000
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             (Registrant's telephone number, including area code)

                                Not applicable.
 ------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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                         TIS MORTGAGE INVESTMENT COMPANY

ITEM 5. OTHER EVENTS

On May 1, 2000, TIS Mortgage Investment Company announced that an indirect wholly owned subsidiary, P-SUB I, Inc., which owns and operates two shopping centers in San Francisco's North Bay area, filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on April 28, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.     DESCRIPTION OF EXHIBITS
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99.1            Press Release dated May 1, 2000


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        TIS MORTGAGE INVESTMENT COMPANY

     Dated: May 16, 2000               By /s/ John E. Castello
                                          ----------------------------------
                                       JOHN E. CASTELLO, Executive Vice
                                       President and Chief Financial Officer
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                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION OF EXHIBITS                PAGE NO.
----------     -----------------------                --------
99.1           Press Release dated May 1, 2000        4